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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-BC4)

                                   CWABS, Inc.
             (Exact name of registrant as specified in its charter)

    DELAWARE                  333-118926                          95-4596514
                              ----------                          ----------
                             (Commission                     (I.R.S. Employer
                             File Number)                  Identification No.)

(State or Other Jurisdiction
of Incorporation)

4500 Park Granada
Calabasas, California                                           91302
---------------------                                           -----
(Address of Principal                                        (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of October 1, 2004, among CWABS, Inc., as depositor, Countryside Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York as trustee.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              CWABS, INC.


                                              By: /s/ Ruben Avilez
                                                  ---------------------
                                              Name:   Ruben Avilez
                                              Title:  Vice President


Dated: May 4, 2005



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                                  EXHIBIT INDEX



              Item 601 (a) of      Sequentially
Exhibit       Regulation S-K       Numbered
Number        Exhibit No.          Description                       Page
------        -----------          -----------                       ----
1             4                    Amendment to the Pooling and       6
                                   Servicing Agreement







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